SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C. 20549

                                   FORM 8-K

                    CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                       OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): NOVEMBER 8, 1995

                      STEWART & STEVENSON SERVICES, INC.
            (Exact name of registrant as specified in its charter)


          Texas                          0-8493                    74-1051605
(State or other jurisdiction       (Commission File          (I.R.S. Employer
of incorporation or organization)       Number)              Identification No.)



     2707 North Loop West
        Houston, Texas                                           77008
(Address of principal executive offices)                      (Zip code)

Registrant's telephone number, including area code: (713) 868-7700

Item 5.   Other Events.

     On November 8, 1995, Stewart & Stevenson Services, Inc. (the "Company") and the United States Department of the Air Force entered into an interim agreement ending the suspension of the Company from entering into new government contracts or receiving the benefit of federal assistance payments. Under the terms of the agreement, the suspension is terminated on an interim basis pending resolution of criminal charges brought against the Company and four of its employees. The agreement has no effect on the indictment returned in the United States District Court, Southern District of Texas, on May 3, 1995.

                                  SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   STEWART & STEVENSON SERVICES, INC.


                                             /s/ Robert L. Hargrave
Date:  November 15, 1995                By:_______________________________
                                        Name:     Robert L. Hargrave
                                        Title:    Chief Executive Officer


EXHIBIT INDEX

99 Interim Administrative Agreement, dated November 8, 1995, between Stewart & Stevenson Services, Inc. and the U.S. Department of the Air Force.